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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 2, 2003


                         Magellan Petroleum Corporation
             ------------------------------------------------------
             (Exact Name of registrant as specified in its charter)

        Delaware                        1-5507                  06-0842255
----------------------------         ------------           -------------------
(State or other jurisdiction         (Commission              (IRS Employer
 of incorporation)                   File Number)           Identification No.)


                     P.O. Box 1146, Madison, CT         06443-1146
             -----------------------------------------------------
             (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code (203) 245-7664
                                                          --------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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                                    FORM 8-K

                         MAGELLAN PETROLEUM CORPORATION


Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

     Magellan Petroleum Corporation, a Delaware corporation (NASDAQ: MPET) (the "Company") is filing this current report on Form 8-K in order to report the following event involving the Company.

     Acquisition of Shares of Magellan Petroleum Australia Limited
     -------------------------------------------------------------

     On September 2, 2003, the Company completed its previously announced acquisition of 1,200,000 shares of its majority-owned subsidiary, Magellan Petroleum Australia Limited ("MPAL") from Sagasco Amadeus Pty Limited ("Sagasco"), a subsidiary of Origin Energy Limited, a diversified energy company based in Sydney, Australia. The acquisition of MPAL shares by the Company was made pursuant to a share sale agreement entered into by the Company and Sagasco, dated as of July 10, 2003 (the "Share Sale Agreement"). The MPAL share acquisition followed the receipt of governmental approval in Australia and has increased the Company's holdings in MPAL from 52.4% to approximately 55%.

     In consideration for its receipt of the MPAL shares, the Company issued to Sagasco 1,300,000 shares of its common stock, par value $.01 per share (the "common stock") in a private placement transaction conducted outside the United States pursuant to the exemption from registration provided by Regulation S under the Securities Act of 1933, as amended (the "Securities Act"). The 1,300,000 shares of common stock have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

     At the closing, the Company also entered into a registration rights agreement with Sagasco, dated as of September 2, 2003 (the "Registration Rights Agreement"), pursuant to which the Company has agreed to register, upon receipt of a written demand by Sagasco, the 1,300,000 shares of common stock for public resale by Sagasco under the Securities Act. Sagasco has notified the Company of the exercise of its rights under the Registration Rights Agreement to cause the Company to prepare and file a registration statement under the Securities Act covering the public resale by Sagasco of the 1,300,000 shares. The Company intends to promptly prepare and file a registration statement for this purpose.

     The Company intends to file copies of the Share Sale Agreement and the Registration Rights Agreement as exhibits to its annual report on Form 10-K to be filed with the Securities and Exchange Commission on or before September 28, 2003.



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     Forward-Looking Statements
     --------------------------

     Statements in this report that are not historical in nature are intended to be - and are hereby identified as "forward-looking statements" for purposes of the "Safe Harbor Statement" under the Private Securities Litigation Reform Act of 1995. The Company cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward looking statements. Among these risks and uncertainties are uncertainties as to the cost, length and outcome of the Kotaneelee litigation, and any settlements related thereto, pricing and production levels from the properties in which the Company has interests, and the extent of the recoverable reserves at those properties. The Company undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.



                                      -3-

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                                    FORM 8-K

                         MAGELLAN PETROLEUM CORPORATION



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              MAGELLAN PETROLEUM CORPORATION
                                              (Registrant)



                                              By  /s/ James R. Joyce
                                                  --------------------------
                                              Name:   James R. Joyce
                                              Title:  President


Date:  September  3, 2003




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